UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2025

QVC GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A common stock	QVCGA	The Nasdaq Stock Market LLC
Series B common stock	QVCGB	The Nasdaq Stock Market LLC
8.0% Series A Cumulative Redeemable Preferred Stock	QVCGP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2025, Andrea L. Wong notified QVC Group, Inc. (the “Company”) that she does not intend to stand for reelection as a member of the Board of Directors (the “Board”) of the Company. Ms. Wong will continue to serve on the Board until her current term expires at the Company’s 2025 annual meeting of stockholders, which will be held on May 12, 2025 (the “2025 annual meeting”). Ms. Wong’s decision not to stand for reelection to the Board was not the result of any dispute or disagreement with the Company.

As previously announced by the Company on its Current Report on Form 8-K filed on September 25, 2024, John C. Malone, a member of the Board, will not stand for reelection and will cease being a member of the Board when his current term expires at the 2025 annual meeting. Mr. Malone and Ms. Wong currently serve as Class III directors. As a result of Mr. Malone’s and Ms. Wong’s respective determinations to not stand for reelection, the Board has approved a reduction in the size of the Board from nine directors to seven directors, to become effective immediately following the end of Mr. Malone’s and Ms. Wong’s respective terms at the 2025 annual meeting (the “board size reduction”). The Board has also approved the redesignation of Richard N. Barton as a Class III director, such that Mr. Barton will stand for election at the 2025 annual meeting. Mr. Barton was previously elected as a Class II director at the Company’s 2024 annual meeting of stockholders. He has agreed to be redesignated and stand for election at the 2025 annual meeting so that, in accordance with the Company’s Restated Certificate of Incorporation, each class of the Board will consist, as nearly as possible, of a number of directors equal to one-third of the number of Board members authorized following the expiration of Mr. Malone’s and Ms. Wong’s respective terms at the 2025 annual meeting and the board size reduction. As a result of the board size reduction, Class I of the Board will consist of three directors and each of Class II and III will consist of two directors effective immediately following the 2025 annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2025

QVC GROUP, INC.

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Secretary

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